May 11, 2005

DREYFUS PREMIER CONSUMER FUND

Supplement to Prospectus Dated November 1, 2004

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption "Management":

Effective on or about June 30, 2005, Leigh Todd will become a co-primary portfolio manager of the fund, together with David Sealy (the fund's current primary portfolio manager). Ms. Todd is a Vice President at The Boston Company Asset Management, LLC, a Dreyfus affilate, where she has been employed since September 2001. Prior thereto, she was employed by State Street Global Advisors. She has also been employed by Dreyfus since January 2002.

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May 11, 2005

DREYFUS PREMIER NATURAL LEADERS FUND

Supplement to Prospectus Dated February 1, 2005

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption "Management":

Effective on or about June 30, 2005, Zev W. Abraham and Alexander S. Marshall will become the fund's co-primary portfolio managers. Mr. Abraham has been employed by Dreyfus since October 2003 and has been a portfolio manager of the fund since January 2005. Prior to joining Dreyfus, he was an equity analyst with Catequil Asset Management from May 2001 to May 2003 and with Lawhill Capital Partners from January 1998 to May 2001. Mr. Marshall is an equity research analyst at The Boston Company Asset Management, LLC, a Dreyfus affiliate, where he has been employed since 1998. He also has been employed by Dreyfus since May 2005.

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Dreyfus anticipates that the change in the fund's primary portfolio managers initially may result in more portfolio turnover than is typical for the fund which will produce transaction costs. Dreyfus intends to use its best efforts to dispose of portfolio securities in a manner designed to minimize these costs to the extent possible, consistent with best execution. However, such turnover could result in higher taxable distributions to shareholders and lower the fund's after-tax performance.